Exhibit 99.1

Media Contact:	Investor Contact:
Alice Ferreira, 203-578-2610	Terry Mangan, 203-578-2318
acferreira@websterbank.com	tmangan@websterbank.com

Webster Financial Corporation Announces Pricing of Senior Notes Offering

WATERBURY, Conn., March 20, 2019 /PRNewswire/ — Webster Financial Corporation (“Webster”) (NYSE: WBS), the holding company for Webster Bank, N.A. and its HSA Bank division, announced today that it priced its underwritten public offering of $300 million aggregate principal amount of senior notes maturing March 25, 2029. The notes have an interest rate of 4.100% and were priced to yield 4.141%. Webster expects to apply the net proceeds of the notes for general corporate purposes.

J.P. Morgan Securities LLC, Sandler O’Neill + Partners, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint bookrunners for the senior notes offering.

A shelf registration statement, including a prospectus, with respect to the offering was previously filed by Webster with the SEC and became effective on December 14, 2017. A preliminary prospectus relating to the offering has been filed with the SEC. The offering will be made only by means of a prospectus supplement and accompanying base prospectus. Copies of the prospectus supplement and the accompanying prospectus relating to these securities may be obtained without charge from J.P. Morgan Securities LLC by calling toll-free at 212-834-4533, Sandler O’Neill + Partners, L.P. by calling toll-free 866-805-4128, or Merrill Lynch, Pierce, Fenner & Smith Incorporated by calling toll-free at 1-800-294-1322. A copy of the prospectus supplement and accompanying base prospectus may also be obtained without charge by visiting the SEC website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Webster

Webster Financial Corporation is the holding company for Webster Bank, National Association and its HSA Bank division. With $27.6 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 157 banking centers and 316 ATMs. Webster also provides mobile and online banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the impact of recent changes with respect to the recognition of credit losses; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and “Management Discussion and Analysis of

Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.